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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-125323 on Form S-8 of our report dated March 31, 2008, relating to the consolidated financial statements of Crdentia Corp. (the "Company") appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2007.

/s/ KBA GROUP LLP
 KBA GROUP LLP
Dallas, Texas
March 31, 2008

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM